Investment Strategy - Towle Value Fund	Jan. 31, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

The Fund seeks to achieve its investment objective by purchasing equity securities of companies that Towle & Co., the Fund’s investment advisor (the “Advisor” or “Towle”), believes are deeply discounted relative to the companies’ earnings potential. The Advisor’s security selection process emphasizes companies trading at low multiples to sales where small improvements in profitability can result in significant earnings expansion and stock price appreciation.

The Advisor believes its independent, contrarian viewpoint is essential to the Fund’s strategy. This contrarian approach challenges consensus by actively seeking investment opportunities that are undervalued due to adverse business developments, unfavorable market sentiment, or other factors. The Advisor does not attempt to manage the Fund’s portfolio against the composition of a benchmark. Under normal conditions, the Fund generally expects to hold a relatively concentrated portfolio of between 30 and 100 positions.

The Fund invests primarily in equity securities of U.S. issuers and maintains the flexibility to invest in common stocks of companies across different market capitalization levels, although the Advisor’s investment process generally gravitates towards smaller companies. Furthermore, the Advisor has the discretion to allocate up to 25% of the Fund’s total net assets to foreign securities, either directly or indirectly through the use of American Depositary Receipts (“ADRs”), which represent interests in foreign securities held in custody by U.S. banks.

The Fund does not invest in tobacco, liquor, or gaming companies.

From time to time, the Fund may focus its investments in particular sectors. For example, as of September 30, 2025, 34.9% of the Fund’s net assets were invested in the consumer cyclical sector.